Credit Suisse High Yield Bond Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Crown Americas 144A


Date Purchased:			11/08/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		650


Total Principal Purchased
by the Portfolio *:		$650,000


% of Offering Purchased
by the Portfolio:		.108%


Broker:				Credit Suisse High Yield Bond Fund


Member:				Co-Manager




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Avago Technologies Fin


Date Purchased:			11/21/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$750,000


% of Offering Purchased
by the Portfolio:		.150%


Broker:				Credit Suisse High Yield bond Fund


Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Tronox Worldwide/Finance


Date Purchased:			11/21/05


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		725

Total Principal Purchased
by the Portfolio *:		$725,000


% of Offering Purchased
by the Portfolio:		.207%


Broker:				Credit Suisse High Yield Bond Fund


Member:				Joint Lead Manager



Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Quebecor Media 144A


Date Purchased:			1/11/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		225


Total Principal Purchased
by the Portfolio *:		$225,000


% of Offering Purchased
by the Portfolio:		.043%


Broker:				Citigroup Global Markets


Member:				Joint Lead Manager



Portfolio:			Credit Suisse High Yield Bond Fund


Security:			R.H. Donnelley 144A


Date Purchased:			1/13/2006


Price Per Share:		$90.98


Shares Purchased
by the Portfolio *:		800


Total Principal Purchased
by the Portfolio *:		$727,848


% of Offering Purchased
by the Portfolio:		.121%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Nevada Power Company


Date Purchased:			1/10/2006


Price Per Share:		$99.74

Shares Purchased
by the Portfolio *:		375


Total Principal Purchased
by the Portfolio *:		$374,028.75

% of Offering Purchased
by the Portfolio:		.179%


Broker:				Merrill Lynch, pierce, Fenner and Smith


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Quicksilver Resources Inc.


Date Purchased:			3/13/2006


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$400,000


% of Offering Purchased
by the Portfolio:		.114%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Dynegy Holdings Inc.


Date Purchased:			3/29/2006


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		950


Total Principal Purchased
by the Portfolio *:		$950,000


% of Offering Purchased
by the Portfolio:		.127%


Broker:				Citigroup Global Markets


Member:				Joint Lead Manager-books






Portfolio:			Credit Suisse High Yield Bond Fund


Security:			XM Satellite Radio Inc 144A


Date Purchased:			4/21/2006


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		600


Total Principal Purchased
by the Portfolio *:		$600,000


% of Offering Purchased
by the Portfolio:		.300%


Broker:				UBS Warburg Dillon-Paine Webber


Member:				Joint Lead Manager-books



Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Nordic Tel Co Holdings


Date Purchased:			4/26/2006


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		650


Total Principal Purchased
by the Portfolio *:		$650,000


% of Offering Purchased
by the Portfolio:		.108%


Broker:				Deutsche Banc Alex. T. Brown Inc.


Member:				Joint Lead Manager-books